PACE Select

SAI Supplement

PACE® Select Advisors Trust

PACE® International Equity Investments

PACE® International Emerging Markets Equity Investments

Supplement to the Statement of Additional Information (the "SAI"), dated November 28, 2010, as previously supplemented

July 26, 2011

Dear Investor,

The purpose of this supplement is to update information regarding PACE International Equity Investments and PACE International Emerging Markets Equity Investments (the "funds"), each a series of PACE Select Advisors Trust (the "Trust").

More specifically, this supplement updates information relating to a change of control of Mondrian Investment Partners Limited ("Mondrian"), one of the investment advisors of each fund. On July 12, 2011, private equity funds affiliated with Hellman & Friedman LLC, which collectively owned a minority interest in Mondrian, sold their interests to Mondrian's senior management. Mondrian's senior management now has complete ownership of Mondrian. This transaction triggered the automatic termination of Mondrian's sub-advisory agreements with UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the funds' manager. In connection with this termination of the sub-advisory agreements, the Board of Trustees of the Trust, at the recommendation of UBS Global AM, approved new sub-advisory agreements with Mondrian. The terms of the new sub-advisory agreements currently in effect with Mondrian are substantially identical to those of the former sub-advisory agreements with Mondrian that had been in effect prior to the transaction. In addition, the change of control is not expected to impact the portfolio management of Mondrian's portion of either fund.

Accordingly, the sections of the SAI related to Mondrian as an investment advisor of each fund are hereby revised as follows, effective immediately:

The section captioned "Investment advisory arrangements" and sub-captioned "PACE International Equity Investments" on page 107 of the SAI is revised by deleting the fifth sentence of the second paragraph.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 107 of the SAI is revised by deleting the second sentence of the third paragraph.

The sections captioned "Portfolio managers" and sub-captioned "Compensation" on pages 198 and 206 of the SAI are revised by deleting the first sentence of the third paragraph of each and replacing it with the following:

Equity ownership—Mondrian is management-owned.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE

ZS-493